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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): August 9, 2007

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                     FLAGSTONE REINSURANCE HOLDINGS LIMITED
             (Exact name of registrant as specified in its charter)



            Bermuda                        001-33364             98-0481623
(State or other jurisdiction of     (Commission File Number)   (IRS Employer
        incorporation)                                       Identification No.)


            Crawford House, 23 Church Street, Hamilton HM 11, Bermuda
               (Address of principal executive offices; zip code)

       Registrant's telephone number, including area code: (441) 278-4300

  (Former name or former address, if changed since last report): Not Applicable

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

        On August 9, 2007, Flagstone Reinsurance Holdings Limited issued its Investor Financial Supplement relating to its financial results for the three and six months ended June 30, 2007. A copy of the Investor Financial Supplement is attached as Exhibit 99.1 to this Form 8-K. This Form 8-K and
Exhibit 99.1 hereto are being furnished to the Securities and Exchange Commission (the "SEC") pursuant to Item 2.02 of Form 8-K and are therefore not to be considered "filed" with the SEC.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d)      Exhibits.  The following exhibit is furnished herewith:

         Exhibit No.          Description
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         99.1                 Investor Financial  Supplement of Flagstone
                              Reinsurance Holdings Limited for the three and six months ended June 30, 2007.






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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Date: August 10, 2007                     FLAGSTONE REINSURANCE HOLDINGS LIMITED

                                         By:  /s/ James O'Shaughnessy
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                                            James O'Shaughnessy
                                            Chief Financial Officer








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                                  EXHIBIT INDEX


Exhibit No.        Description
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99.1               Investor Financial Supplement of Flagstone Reinsurance
                   Holdings Limited for the three and six months ended June 30, 2007.